SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006 (March 23, 2006)

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

38 Corporate Circle, Albany, New York		12203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

First Amendment to Credit Agreement

On March 23, 2006, Trans World Entertainment Corporation (the “Company”) and Bank of America N.A, entered into a First Amendment (“the Amendment”) to the Company’s existing revolving Credit Facility dated January 5, 2006 with Bank of America N.A. The Amendment increases the maximum amount available to the Company for borrowing from $100 million to $130 million.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective March 27, 2006, the Company completed the acquisition of substantially all the assets of Musicland Holding Corp. (“Musicland”), pursuant to an Asset Purchase Agreement dated February 17, 2006. Musicland, an entertainment specialty retailer which operates retail stores and websites under the names Sam Goody (SamGoody.com), Suncoast Motion Picture Company (Suncoast.com), On Cue and MediaPlay.com, filed a voluntary petition to restructure under Chapter 11 of the United States Bankruptcy Code in January 2006. The transaction represents total consideration of $104.2 million in cash and $18.1 million in assumed liabilities subject to certain post-closing adjustments, including adjustments relating to the final determination of the value of the inventory.

The foregoing summary description of the Asset Purchase Agreement and the transaction contemplated by the agreement are not intended to be complete and are qualified in their entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit
No.	Description

2.1

Asset Acquisition Agreement dated February 17, 2006, between Trans World Entertainment Corporation and Musicland Holding Corp. (incorporated by reference to Exhibit 99.2 of Form 8-K (File No. 000-14818) filed February 22, 2006) †

4.1	First Amendment to Credit Agreement between Trans World Entertainment Corporation and Bank of America N.A dated March 23, 2006.

99.1	Trans World Entertainment Company Press Release dated March 29, 2006.

†                  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Trans World Entertainment Corporation hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: March 29, 2006	John J. Sullivan
John J. Sullivan
Executive Vice President, Chief Financial
Officer and Secretary